Note 29	6 Months Ended
Jun. 30, 2021
Capital Base And Capital Management [Abstract]
Disclosure of Capital Base And Capital Management [Text Block]	Capital base and capital management
The eligible capital instruments and the risk-weighted assets of the Group (phased-in) are shown below, calculated in accordance with the applicable regulation, considering the entities in scope required by such regulation, as of June 30, 2021 and December 31, 2020:

Capital ratios (phased-in)
	June 2021 (*)	December 2020
Eligible Common Equity Tier 1 capital (millions of Euros) (a)	43,903	42,931
Eligible Additional Tier 1 capital (millions of Euros) (b)	5,696	6,667
Eligible Tier 2 capital (millions of Euros) (c)	7,688	8,547
Risk Weighted Assets (millions of Euros) (d)	305,599	353,273
Common Tier 1 capital ratio (CET 1) (A)=(a)/(d)	14.37%	12.15%
Additional Tier 1 capital ratio (AT 1) (B)=(b)/(d)	1.86%	1.89%
Tier 1 capital ratio (Tier 1) (A)+(B)	16.23%	14.04%
Tier 2 capital ratio (Tier 2) (C)=(c)/(d)	2.52%	2.42%
Total capital ratio (A)+(B)+(C)	18.75%	16.46%
(*) Provisional data.
BBVA’s fully-loaded CET1 ratio stood at 14.17% at June 30, 2021, which represents an increase of 244 basis points compared to December 31, 2020. The consolidated phased-in CET1 ratio stood at 14.37%. The difference is mainly explained by the effect of the transitory adjustments for the treatment of the impacts of IFRS 9 in capital ratios.
These fully-loaded ratios include the effect of the sale of BBVA Paraguay in the first quarter (approximate impact of +6 basis points), the USA sale in the second quarter (approximate impact of +260 basis points) (see Note 3), and the collective layoff procedure with an impact of -25 basis points (see Note 23).
Excluding these impacts, during the first half of the year, BBVA´s profit generation, net of shareholder’s remuneration and the remuneration on contingent convertible securities (CoCos), contributed by +45 basis points to the CET1 ratio and have made it possible to cover the negative evolution of market variables observed mainly in the first quarter of the year, as well as the regulatory impacts recorded throughout the first half of 2021.
Fully-loaded risk-weighted assets (RWAs) decreased in the first half of the year by approximately -€47 billion, mainly as a result of the USA sale and the sale of BBVA Paraguay. Excluding these impacts, RWA (which includes regulatory impacts) increased by approximately €5 billion.
The fully-loaded additional Tier 1 capital ratio (AT1) stood at 1.87% (1.86% phased-in) at June 30, 2021, which included the impact of €-1 billion due to the early amortization of a series of CoCos issued in 2016, offset by the RWA reduction.
The fully-loaded Tier 2 ratio stood at 2.44%, which represents an increase of +14 basis points compared to December 31, 2020, mainly explained by the RWA reduction during the first half of the year. The phased-in Tier 2 ratio stood at 2.52%. The difference with the fully-loaded Tier 2 ratio relates mainly to the transitional treatment of certain subordinated issuances.
In February 2021, BBVA Uruguay issued the first sustainable bond in the Uruguayan financial market for $15 million at an initial interest rate of 3.854%.
As result of the above, the total fully-loaded capital ratio stood at 18.48% as of June 30, 2021, and total phased-in ratio stood at 18.75%.
Regarding MREL (Minimum Requirement for own funds and Eligible Liabilities) requirements, BBVA has received a new communication from the Bank of Spain regarding its minimum requirement that has been calculated taking into account the financial and supervisory information as of December 31, 2019 (as the reference date used for the calibration of the MREL has been December 31, 2019, the effects, among other issues, of the USA Sale, have not been taken into account), and which supersedes the previous MREL communication published on November 19, 2019.
In accordance with this new MREL communication, BBVA has to reach, by January 1, 2022, an amount of own funds and eligible liabilities equal to 24.78% (in accordance with the new applicable regulation, the MREL in RWAs and the subordination requirement in RWAs do not include the combined capital buffer requirement; for these purposes, the applicable combined capital buffer requirement would be 2.5%, without prejudice to any other buffer that may be applicable at any time) of the total RWAs of its resolution group, on sub-consolidated level (the “MREL in RWAs”). Within this MREL in RWAs, an amount equal to 13.50% of the RWAs shall be met with subordinated instruments (the "subordination requirement in RWA"). This MREL in RWAs is equal to 10.25% in terms of the total exposure considered for calculating the leverage ratio (the “MREL in LR”), while the subordination requirement in RWAs is equal to 5.84% in terms of the total exposure considered for calculating the leverage ratio (the "subordination requirement in LR"). For BBVA, the most restrictive requirement as of today is the one expressed in RWA. The current own funds and eligible liabilities structure of the resolution group as of June 30 2021 meets the MREL in RWAs, being the MREL ratio in terms of RWA of 29.55%. Finally, as of June 30 2021, the MREL in LR is 12.43% and the subordination ratios in terms of RWA and in terms of LR are 26.84% and 11.29%, respectively.
The breakdown of the leverage ratio as of June 30, 2021 and 31 December 31, 2020, calculated according to CCR, is as follows:

Leverage ratio
	June 2021 (*)	December 2020
Tier 1 (millions of Euros) (a)	49,598	49,597
Exposure to leverage ratio (millions of Euros) (b)	665,415	741,095
Leverage ratio (a)/(b) (percentage)	7.45%	6.69%
(*) Provisional data
Finally, as of June 30, 2021, the phased-in leverage ratio, which includes the transitory treatment of certain capital elements (mainly the impact of IFRS 9), stood at 7.45% with a significant increase in the first half of the year which was mainly explained by the reduction in the exposure to the leverage ratio after the USA sale. These figures include the effect of the temporary exclusion of certain positions with central banks provided for in the "CRR-Quick fix”.